EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into Startec Global Communications Corporation's previously filed Registration Statement on Form S-8, File No. 333-44317.



                                                   ARTHUR ANDERSEN LLP



Washington, D.C.
March 30, 1999